Exhibit 10.11

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT
(REFINANCING AMENDMENT)

This FIRST AMENDMENT, dated as of October 25, 2016 (this “Amendment”), is made by and among Altice US Finance I Corporation, a Delaware corporation (the “Borrower”), each of the other Loan Parties signatory hereto, the several banks and financial institutions parties hereto as Lenders and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”) for the Lenders. Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of June 12, 2015 (the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment and as may be further amended, restated, modified or supplemented from time to time, including pursuant to this Amendment, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the Security Agent and the other parties thereto from time to time;

WHEREAS, Section 2.24 of the Credit Agreement permits the Borrower to request new term loans to extend, renew, replace, repurchase, retire or refinance, in whole or in part, existing Term Loans pursuant to the procedures described therein;

WHEREAS, the Borrower, Goldman Sachs Bank USA (the “Additional Lender”) and each 2016 Refinancing Term Consenting Lender (as defined below) desire to establish refinancing loan facilities in an aggregate principal amount of $815,000,000 in accordance with Section 2.24 of the Credit Agreement to refinance in full (including by way of Initial Term Loan Conversions, where applicable) the remaining outstanding Initial Term Loans and to effect other amendments pursuant to Section 9.08 of the Credit Agreement;

WHEREAS, pursuant to Sections 2.24 and 9.08 of the Credit Agreement, the Borrower, the Guarantors, the Additional Lender, each 2016 Refinancing Term Consenting Lender and the Administrative Agent are entering into this Amendment in order to establish the terms of the 2016 Refinancing Term Loans (as defined below) and to consent to amendments to the Existing Credit Agreement referred to in Section 5 hereof (the “Additional Amendments”);

WHEREAS, pursuant to Section 9.08 of the Credit Agreement, the Borrower, the Guarantors, the 2016 Refinancing Term Consenting Lenders, and the 2016 Revolving Consenting Lenders (as defined below) and the Administrative Agent are entering into this Amendment solely in order to consent to the Additional Amendments;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                      Establishment of the 2016 Refinancing Term Loans. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof and effective as of the date on which such conditions precedent are satisfied (the “Effective Date”):

(a)                                 in accordance with the provisions of the Credit Agreement, including Section 2.24 of the Credit Agreement,

(i)                                     there is hereby established under the Credit Agreement a new Class of Term Loans;

(ii)                                  such Term Loans shall be referred to as the “2016 Refinancing Term Loans”;

(iii)                               the aggregate principal amount of the 2016 Refinancing Term Loans is $815,000,000.00; and

(iv)                              such 2016 Refinancing Term Loans shall have the terms and provisions set forth in Section 2 of this Amendment;

(b)                                 the Additional Lender hereby agrees to make 2016 Refinancing Term Loans to the Borrower, in Dollars, in a single draw on the Effective Date, in accordance with Section 2.03 of the Credit Agreement in an aggregate principal amount not to exceed the amount set forth opposite the Additional Lender’s name in Schedule 1;

(c)                                  each Lender holding Initial Term Loans that executes and delivers to the Administrative Agent a Cashless Settlement Form in the form attached hereto as Annex A (such Cashless Settlement Form which will be appended, and serve as its signature page hereto) to this Amendment prior to the Effective Date (such Lender, a “2016 Refinancing Term Consenting Lender”) agrees that an amount up to the entire aggregate principal amount of its Initial Term Loans (as allocated by Goldman Sachs Bank USA as lead arranger in respect of the 2016 Refinancing Term Loans and notified to the Administrative Agent) is hereby converted on a cashless basis into the 2016 Refinancing Term Loans (the “Initial Term Loan Conversion”);

(d)                                 the Additional Lender, each 2016 Refinancing Term Consenting Lender and the Administrative Agent consents to the Additional Amendments, provided that such Additional Amendments shall become effective in accordance with Section 5 hereof; and

(e)                                  the 2016 Refinancing Term Loans shall constitute “Loans”, “Term Loans”, “Refinancing Term Loans” and “Refinancing Loans”, as the context may require, this Amendment shall be a “Refinancing Amendment” and a “Loan Document” as the context may require, the draft of this Amendment which was provided to the Administrative Agent on October 18, 2016 shall constitute a “Refinancing Loan Request” and the Additional Lender and each 2016 Refinancing Term Consenting Lender shall be a “Refinancing Term Lender”, “Refinancing Lender”, “Term Lender” and a “Lender”, in each case, for all purposes under the Credit Agreement and the other Loan Documents.

2.                                      Terms of 2016 Refinancing Term Loans.

(a)                                 The 2016 Refinancing Term Loans will mature on January 15, 2025 (the “2016 Refinancing Term Loan Maturity Date”).

(b)                                 The Borrower shall pay to the Administrative Agent for the account of the Lenders with respect to the 2016 Refinancing Term Loans, (A) on the last Business Day of each fiscal quarter of the Borrower (each such date being called a “Repayment Date”), commencing with the first full fiscal quarter following the Effective Date, and on a quarterly basis thereafter through the 2016 Refinancing Term Loan Maturity Date, provided that if such day is not a Business Day, the Repayment Date shall be the next succeeding Business Day, amortization installments equal to 0.25% of the aggregate principal amount of the 2016 Refinancing Term Loans outstanding at the time of effectiveness of this Amendment; as adjusted from time to time pursuant to Sections 2.11(b), 2.12, 2.13(f) and 2.22(c) of the Credit Agreement, and which payments shall be further reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.12 of the Credit Agreement and (B) on the 2016 Refinancing Term Loan Maturity Date, the aggregate unpaid principal amount of all 2016 Refinancing Term Loans on such date, together with accrued and unpaid interest on the principal amount to be paid to but excluding such date.

(c)                                  In the event that on or prior to the date that is 6 months from the Effective Date either (x) the Borrower makes any prepayment of 2016 Refinancing Term Loans in connection with a 2016 Refinancing Term Loan Repricing Transaction (including by way of a Refinancing Amendment) or (y) effects any amendment of this Amendment resulting in a 2016 Refinancing Term Loan Repricing Transaction, the Borrower shall pay to the Administrative Agent for the ratable account of the Lenders, in the case of clause (x) 1.00% of the principal amount of the 2016 Refinancing Term Loans so repaid, or in the case of clause (y) a payment equal to 1.00% of the aggregate amount of the 2016 Refinancing Term Loans subject to such 2016 Refinancing Term Loan Repricing Transaction. For purposes of this paragraph, “2016 Refinancing Term Loan Repricing Transaction” shall mean (a) the prepayment, refinancing, substitution or replacement of all or a portion of the 2016 Refinancing Term Loans with the incurrence by the Borrower or any Subsidiary of any senior secured loan financing, the primary purpose of which (as determined in good faith by the Borrower) is to reduce the All-In Yield of such debt financing relative to the 2016 Refinancing Term Loans so repaid, refinanced, substituted or replaced and (b) any amendment to the Credit Agreement the primary purpose of which (as determined by the Borrower in good faith) is to reduce the All-In Yield applicable to the 2016 Refinancing Term Loans; provided that any refinancing or repricing of 2016 Refinancing Term Loans in connection with (i) any Public Offering, (ii) any acquisition the aggregate consideration with respect to which equals or exceeds $50,000,000 or (iii) a transaction that would result in a Change of Control shall not constitute a 2016 Refinancing Term Loan Repricing Transaction.

(d)                                 (i) The “floor” set forth in clause (1)(a) of the “Adjusted LIBO Rate” definition is 0.75% per annum in the case of the 2016 Refinancing Term Loans, (ii) the Applicable Margin for the 2016 Refinancing Term Loans is (1) with respect to any ABR

Loan, 2.00% per annum and (2) with respect to any Eurodollar Loan, 3.00% per annum and (iii) the initial Interest Period with respect to the 2016 Refinancing Term Loans shall commence on the Effective Date and end on January 31, 2017.

(e)                                  At the option of the Borrower, the 2016 Refinancing Term Loans (A) may participate on a pro rata basis, less than pro rata basis or greater than pro rata basis (except that unless otherwise permitted by the Credit Agreement, the 2016 Refinancing Term Loans may not participate on a greater than pro rata basis as compared to any earlier maturing Class of Term Loans) in any mandatory prepayments of Term Loans, and (B) may participate on a pro rata basis, less than pro rata basis or greater than pro rata basis in any voluntary prepayment of Term Loans.

(f)                                   In the event that, following the Effective Date, the Borrower seeks Incremental Loan Commitments pursuant to Section 2.22 of the Credit Agreement, the provisions of such section (as amended pursuant to Section 5 hereof) shall apply to the 2016 Refinancing Term Loans.

(g)                                  Except as set forth herein, the 2016 Refinancing Term Loans shall have the same terms and conditions as the Initial Term Loans.

3.                                      2016 Revolving Consenting Lenders. Each Lender holding Initial Revolving Credit Loans and/or Initial Revolving Credit Commitments that executes and delivers a signature page to this Amendment prior to the Effective Date and checks the box entitled “Agreed as to Additional Amendments” on its signature page (such Lender, a “2016 Revolving Consenting Lender”) consents solely to the Additional Amendments, provided that such Additional Amendments shall become effective in accordance with Section 5 hereof; it being understood that, for the avoidance of doubt, no such Lender is being requested to extend the Initial Revolving Credit Commitment Maturity Date of its Initial Revolving Credit Commitments and/or Initial Revolving Credit Loans.

4.                                      Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

(a)                                 this Amendment shall have been duly executed by the Borrower, the Administrative Agent, the Additional Lender, the 2016 Refinancing Term Consenting Lenders and the 2016 Revolving Consenting Lenders;

(b)                                 (i) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that this materiality qualifier shall not be applicable to any representation or warranty that is already qualified by materiality or “Material Adverse Effect”), on and as of the Effective Date (and, for the avoidance of doubt, including in respect of each Refinancing Amendment Loan Document) with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that this materiality qualifier shall not be applicable to any representation or warranty that is already qualified by materiality or

“Material Adverse Effect”), on and as of such earlier date and (ii) immediately after giving effect to this Amendment, no Default shall occur and be continuing;

(c)                                  the Administrative Agent shall have received:

(i)                                     a legal opinion of Ropes & Gray International LLP, New York Counsel for the Borrower, in form reasonably acceptable to the Administrative Agent (i) dated the Effective Date, (ii) addressed to the Administrative Agent, the Additional Lender, the 2016 Refinancing Term Consenting Lenders and the 2016 Revolving Consenting Lenders and (iii) covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions;

(ii)                                  a copy of a resolution of the board of directors or, if applicable, a committee of the board, or the sole member, managing member, general or limited partner, of each Loan Party (A) approving the terms of, and the transactions contemplated by, this Amendment and each other document executed or delivered by such Loan Party in order to give effect to the transactions contemplated hereunder (such documents, collectively, the “Refinancing Amendment Loan Documents”) and resolving that it execute, deliver and perform its obligations under the Refinancing Amendment Loan Documents to which it is a party; (B) authorizing a specified person or persons to execute the Refinancing Amendment Loan Documents to which it is a party; and (C) authorizing a specified person or persons, on its behalf, to sign and/or deliver all documents and notices to be signed and/or delivered by it under or in connection with the Refinancing Amendment Loan Documents to which it is a party;

(iii)                               a specimen of the signature of each person authorized by the resolution set forth above in relation to the Refinancing Amendment Loan Documents;

(iv)                              a secretary’s certificate of each Loan Party in the form reasonably satisfactory to the Administrative Agent; and

(v)                                 a certificate dated the Effective Date executed by a Responsible Officer of the Borrower certifying that no Default shall have occurred and be continuing; and

(d)                                 all accrued and unpaid interest to but excluding the Effective Date shall have been paid in full.

5.                                      Additional Amendments. On the Effective Date, the Existing Credit Agreement (excluding Annexes (other than Annex I (Covenants) and Annex II (Additional

Definition)), Exhibits and Schedules thereto), Annex I (Covenants) to the Existing Credit Agreement and Annex II (Additional Definitions) to the Existing Credit Agreement are hereby amended to delete the stricken text (indicated textually in the same manner as the following example:  ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example:  underlined text) as set forth (1) in the change pages of the Existing Credit Agreement attached as Schedule 2 hereto and (2) the blacklines of Annex I (Covenants) to the Existing Credit Agreement and Annex II (Additional Definitions) to the Existing Credit Agreement attached as Schedule 3 hereto; provided that the effectiveness of the amendments set forth in Schedules 2 and 3 hereto (other than any amendments that correct errors or omissions or effect administrative changes that are not adverse to any Lender which shall become effective without the consent of the Required Lenders pursuant to Section 9.08(c) of the Existing Credit Agreement) is subject to this Amendment being duly executed by the Required Lenders and the Required Revolving Credit Lenders; provided further that the amendments to Section 9.08(b) of the Existing Credit Agreement and the insertion of the definition of “Required Class Lenders” shall not be effective until the date on which such changes are approved by the requisite percentage of Lenders pursuant to Section 9.08 of the Credit Agreement.

6.                                      Entire Agreement. As of the date hereof, this Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

7.                                      Applicable Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.                                      Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.                                      Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

10.                               Miscellaneous. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. Each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document under the Credit Agreement and the other Loan Documents and, together with the other Loan Documents, constitute the entire agreement among the parties pertaining to the modification of the Loan Documents as herein provided and supersede any and all prior or contemporaneous agreements, promises and amendments relating to the subject matter hereof.

11.                               Reaffirmation. Subject to any limitation set forth in any Loan Document, each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Documents) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the 2016 Refinancing Term Loans, in each case subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations (including, without limitation, all Obligations resulting from or incurred pursuant to the 2016 Refinancing Term Loans) pursuant to the Facility Guaranty.

12.                               Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

For the purposes of this Section 12:

(a)                                 “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

(b)                                 “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(c)                                  “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

(d)                                 “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

(e)                                  “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(f)                                   “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

(g)                                  “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. 13. Cashless Settlement Form. Each Lender that executes and delivers a Cashless Settlement Form, substantially in the form of Attachment A hereto, shall thereby agree to all Additional Amendments. The Cashless Settlement Form shall serve as the Lender’s signature page to this First Amendment.

Execution Version

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first mentioned above.

[Signature Pages to Follow]

Execution Version

ALTICE US FINANCE I CORPORATION as Borrower

By:	/s/ Michael Pflantz
	Name:	Michael Pflantz
	Title:	Senior Vice President, Treasury and
Risk Management

[Signature Page to First Amendment to Credit Agreement (Refinancing Amendment)]

APPALACHIAN COMMUNICATIONS, LLC
A R H, LTD.
CABLE SYSTEMS, INC.
CEBRIDGE ACQUISITION, LLC
CEBRIDGE CONNECTIONS, INC.
CEBRIDGE CONNECTIONS EQUIPMENT SALES, LLC
CEBRIDGE CONNECTIONS FINANCE CORP.
CEBRIDGE CORPORATION
CEBRIDGE GENERAL, LLC
CEBRIDGE LIMITED, LLC
CEBRIDGE TELECOM CA, LLC
CEBRIDGE TELECOM GENERAL, LLC
CEBRIDGE TELECOM ID, LLC
CEBRIDGE TELECOM IN, LLC
CEBRIDGE TELECOM KS, LLC
CEBRIDGE TELECOM KY, LLC
CEBRIDGE TELECOM LA, LLC
CEBRIDGE TELECOM LIMITED, LLC
CEBRIDGE TELECOM MO, LLC
CEBRIDGE TELECOM MS, LLC
CEBRIDGE TELECOM NC, LLC
CEBRIDGE TELECOM NM, LLC
CEBRIDGE TELECOM OH, LLC
CEBRIDGE TELECOM OK, LLC
CEBRIDGE TELECOM TX, LP
CEBRIDGE TELECOM VA, LLC
CEBRIDGE TELECOM WV, LLC
CEQUEL III COMMUNICATIONS I, LLC
CEQUEL III COMMUNICATIONS II, LLC
CEQUEL COMMUNICATIONS, LLC
CEQUEL COMMUNICATIONS II, LLC
CEQUEL COMMUNICATIONS III, LLC
each, as a Guarantor

By:	/s/ Michael Pflantz
Name: Michael Pflantz
Title: Senior Vice President, Treasury and Risk Management

[Signature Page to First Amendment to Credit Agreement (Refinancing Amendment)]

CEQUEL COMMUNICATIONS IV, LLC
CEQUEL COMMUNICATIONS ACCESS SERVICES, LLC
CEQUEL COMMUNICATIONS HOLDINGS II, LLC
CLASSIC CABLE, INC.
CLASSIC CABLE OF LOUISIANA, L.L.C.
CLASSIC CABLE OF OKLAHOMA, INC.
CLASSIC COMMUNICATIONS, INC.
FRIENDSHIP CABLE OF ARKANSAS, INC.
FRIENDSHIP CABLE OF TEXAS, INC.
HORNELL TELEVISION SERVICES INC.
KINGWOOD HOLDINGS LLC
MERCURY VOICE AND DATA, LLC
NPG CABLE, LLC
NPG DIGITAL PHONE, LLC
ORBIS1, L.L.C.
TCA COMMUNICATIONS, L.L.C.
UNIVERSAL CABLE HOLDINGS, INC.
WK COMMUNICATIONS, INC.
EXCELL COMMUNICATIONS, INC.
KINGWOOD SECURITY SERVICES, LLC
each, as a Guarantor

By:	/s/ Michael Pflantz
Name: Michael Pflantz
Title: Senior Vice President, Treasury and Risk Management

CEBRIDGE ACQUISITION, L.P., as Guarantor
By: CEBRIDGE GENERAL, LLC, its sole general partner

By:	/s/ Michael Pflantz
Name: Michael Pflantz
Title: Senior Vice President, Treasury and Risk Management

[Signature Page to First Amendment to Credit Agreement (Refinancing Amendment)]

Goldman Sachs Bank USA
as Additional Lender and Lead Arranger

By:	/s/ Thomas M. Manning
Name: Thomas M. Manning
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement (Refinancing Amendment)]

Consented to by:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Peter Thauer
Name: Peter Thauer
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement (Refinancing Amendment)]